PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                        BULK RATE
206 NORTH JACKSON STREET, SUITE 201                         U. S. POSTAGE
GLENDALE, CALIFORNIA 91206                                      PAID
                                                             GLENDALE, CA
                                                            PERMIT NO. 1090


                        ANNUAL REPORT | december 31, 1997




                                     [LOGO]


                                    PACIFIC
                                    ADVISORS
                                  & FUND INC.




                                   GOVERNMENT
                                   SECURITIES
                                      fund

                            DEAR FELLOW SHAREHOLDERS


December 31, 1997

We are pleased to report that in 1997, the Pacific Advisors Government Securities Fund ranked eighth in performance among 195 US Government Bond Funds according to Lipper Analytical Services Inc. In three of the past four years the Fund has been ranked among the top 15 US Government Bond Funds in total return. We believe that the "barbell" investment strategy, which increases or decreases the Fund's percentage of short-term and long-term bonds in response to changing economic conditions, has served investors well through changes in the global economy.

    For the twelve months ending December 31, 1997, the Fund experienced a total return of 11.72%. The investment results are based on shares purchased at their offering price, after deducting the Fund's current maximum sales charge, with all dividends and capital gains reinvested and after expense reimbursements. The Lehman Intermediate and Long-term Treasury-Bond indexes which are unmanaged indices of total returns for government bonds, were 7.67% and 7.11% respectively, for this same period.

    The US bond markets have been an oasis for global investors since 1994 and this past year was no exception. The yield on 30-year US Treasury Bonds declined from a peak of 7.2% in April to 5.9% by year-end. Low inflation and a strong dollar were the primary forces behind this interest rate decline. The sudden devaluation of Asian currencies in the fourth quarter made the US bond markets even more attractive.

PORTFOLIO MANAGEMENT

Even though the US bond market was an attractive investment for global investors there was considerable volatility in 1996 and the early months of 1997. This was due to concerns about the strength of the economy and its impact on inflation. During this period of uncertainty, the Fund implemented a more defensive investment strategy to preserve capital and produced somewhat lower yields.

    During 1997, the US economy continued its growth at a robust rate of 3.7%, unemployment declined to 4.6% while inflation remained a mild 2%. In the summer of 1997, economic indicators suggested that inflation concerns were ebbing and that long-term interest rates were probably near their peak. In July, the Fund began to purchase long-term bonds and high quality public utility stocks with annual dividend increases of 5% or higher to lock in higher yields. As inflationary concerns diminished and the Asian crisis developed, the stage was set for the bond rally which emerged in the fourth quarter. At year-end, 66% of the Fund's assets were in long-term US Treasury bonds and 33% were in public utility stocks. The average maturity of bonds in the Fund increased from 4 years at June 30, 1997 to 27 years at year-end.

OUTLOOK

While there is a general consensus that the turmoil in Asia will dampen US growth, there is wide disagreement as to the impact and the potential of the Asian "Financial Flu". The economic conditions in Asia will lower the costs of goods imported to the US, which will continue to dampen inflationary pressures. At the same time, the demand for US goods and services in Asia will diminish. These economic conditions may result in lower corporate earnings for multi-national companies, which could be the catalyst for an economic slowdown in the US.

    US companies that depend heavily on foreign trade have already started to suffer. Along with rising wages and anemic pricing power on the goods and services they sell, the revenues and profit margins of American multi-national corporations are in for a squeeze. It is quite likely that there will be a decrease in purchases of capital goods, and an increase in worker layoffs. Under these conditions, we would expect lower economic growth, which would have a negative impact on corporate earnings and a positive impact on interest rates.

    As the economy begins to slow, securities which positively respond to declining long-term interest rates would be the major beneficiaries. These securities include the long-term US Treasury Bonds and public utility stocks, which are well represented in the Fund. We continue to believe that the deflationary forces in the global economy make bonds attractive investments.

    Sincerely,


    /s/ GEORGE A. HENNING

    George A. Henning
    Chairman


    /s/ R. KELLY KELLY

    R. Kelly Kelly
    Adviser
    Spectrum Asset Management, Inc.











                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.

PACIFIC ADVISORS
GOVERNMENT
SECURITIES FUND

Average Annual
Compound Return*
for period ending                           [GRAPH]
December 31,
1997

One Year
--------
7.00%

Inception
(2/8/93)
--------
4.75%

* Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements.

    The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

    Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                        Principal Amounts            Value
US GOVERNMENT SECURITIES - 63.57%
US Treasury Bond - 63.57%
        US T - Bond 6.75% 8/15/26                           $     300,000    $     330,281
        US T - Bond 6% 2/15/26                                    300,000          299,625
        US T - Bond 7.25% 8/15/22                                 300,000          346,500
        US T - Bond 6.0625% 02/15/27                              330,000          358,153
        US T - Bond 7.5% 11/15/24                                 250,000          298,984
        US T - Bond 6.25% 8/15/23                                 280,000          288,575
        US T - Bond 6.875% 8/15/25                                250,000          278,672
        US T - Bond 7.625% 02/15/25                               250,000          303,360
------------------------------------------------------------------------------------------
                                                                                 2,504,150
------------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
    (Cost:  $2,399,811)                                                          2,504,150
                                                                                 =========

                                                         Number of Shares            Value
COMMON STOCK - 32.21%
Communications - 8.12%
        Dynatech Corp.*                                             4,500          210,938
        Vodafone Group Plc                                          1,500          108,750
------------------------------------------------------------------------------------------
                                                                                   319,688
------------------------------------------------------------------------------------------
Electric - 17.62%
        CMS Energy Corp.                                            4,000          176,250
        Duke Energy Corp.                                           3,000          166,125
        Illinova Corp.                                              7,000          188,562
        Nipsco Industries, Inc.                                     3,300          163,144
------------------------------------------------------------------------------------------
                                                                                   694,081
------------------------------------------------------------------------------------------


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                         Number of Shares            Value
COMMON STOCK CONTINUED
Telephone Systems - 6.47%
        British Telecom Plc -Spon ADR                               1,000     $     80,313
        Teco Energy Inc.                                            6,200          174,375
------------------------------------------------------------------------------------------
                                                                                   254,688
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (Cost:  $1,058,250)                                                          1,268,457
                                                                              ============

TOTAL INVESTMENT SECURITIES - 95.78%
(Cost:  $3,458,061)                                                           $  3,772,607
                                                                              ============

SHORT-TERM INVESTMENTS - 0.35%
        United Missouri Bank Money Market Fund                                      13,996

OTHER ASSETS LESS LIABILITIES - 3.87%                                              152,342
                                                                              ============

TOTAL NET ASSETS (100%)                                                       $  3,938,945
==========================================================================================


* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997


ASSETS
    Investment securities at market value (cost: $3,458,061)                    $3,772,607
    Short-term investments, at cost, which is equivalent to market                  13,996
    Receivable from Investment Manager (Note 3)                                     74,899
    Other Assets                                                                    25,613
    Accrued income receivable                                                       56,349
    Organizational expenses, net of amortization (Note 1)                            1,791
                                                                                ----------
    Total assets                                                                 3,945,255
                                                                                ----------
LIABILITIES
    Accounts payable                                                                 1,855
    Accounts payable to related parties (Note 3)                                     2,664
    Payable to Investment Manager (Note 1)                                           1,791
                                                                                ----------
    Total liabilities                                                                6,310
                                                                                ----------
NET ASSETS
    (Equivalent to $9.87 per share on 399,114 shares of
    Capital Stock outstanding - 100 million shares authorized)                  $3,938,945
                                                                                ==========
SUMMARY OF SHAREHOLDERS' EQUITY
    Paid-in-capital                                                             $3,621,996
    Accumulated undistributed net investment income                                  2,016
    Accumulated undistributed net realized gains on security transactions              387
    Net unrealized appreciation of investments                                     314,546
                                                                                ----------
    Net assets at  December 31, 1997                                            $3,938,945
                                                                                ==========

Maximum offering price per share ($9.87/95.25%):                                $    10.36
                                                                                ----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997


INVESTMENT INCOME
    Dividends                                                                $ 41,113
    Interest                                                                  238,803
                                                                             --------
        Total Income                                                          279,916
                                                                             --------
EXPENSES
    Investment Management Fees                                                 39,133
    Fund Accounting Fees                                                       27,658
    Transfer Agent Expense                                                     28,097
    Legal Expense                                                              19,673
    Amortization Expense                                                       11,275
    Registration Fees                                                          10,923
    Printing                                                                   20,138
    Audit Fees                                                                 13,881
    Custody Fees                                                                6,775
    Director Fees/Meetings                                                      3,570
    Distribution Fees (Note 3)                                                  9,536
    Other Expense                                                               4,861
                                                                             --------
        Total Expenses, before reimbursements                                 195,520
    Less Fees Waived and Expenses Reimbursed (Note 3)                         103,279
                                                                             --------
        Net Expenses                                                           92,241
                                                                             --------
NET INVESTMENT INCOME                                                                     $187,675
                                                                                          ========

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                        56,573

    Net unrealized appreciation of investments
        Beginning of Year                                                    $ 80,639
        End of Year                                                           314,546
                                                                             --------
                  Change in net unrealized appreciation of investments                     233,907
                                                                                          --------
                                                                                           290,480
                                                                                          ========

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $478,155
                                                                                          ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS
                         For the Year Ended December 31


                                                                                      1997              1996
                                                                                  ------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income                                                         $   187,675        $   222,531
    Net realized gain on investments                                                   56,573            162,292
    Change in net unrealized appreciation (depreciation) of investments               233,907           (546,913)
                                                                                  ------------------------------
    Increase (Decrease) in net assets resulting from operations                       478,155           (162,090)
                                                                                  ------------------------------

    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                                                            (187,473)          (221,637)
    Net capital gains                                                                 (57,411)          (161,531)
                                                                                  ------------------------------
    Decrease in net assets resulting from distributions                              (244,884)          (383,168)
                                                                                  ------------------------------
     FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold (81,886 and 346,901 shares)                             760,764          3,319,414
    Proceeds from shares purchased by reinvestment
        of dividends (22,761 and 37,037 shares)                                       215,344            349,877
    Cost of shares repurchased (468,492 and 195,381 shares)                        (4,366,761)        (1,864,681)
                                                                                  ------------------------------
    Increase in net assets derived from capital share transactions
        ((363,845) and 188,557 shares)                                             (3,390,653)         1,804,610
                                                                                  ------------------------------
    Increase (Decrease) in net assets                                              (3,157,382)         1,259,352

Net Assets
    Beginning of Year
        (includes undistributed net investment income of $ 1,814 and $920)          7,096,327          5,836,975
                                                                                  ------------------------------
    End of Year
        (includes undistributed net investment income of $2,016 and $1,814)       $ 3,938,945        $ 7,096,327
                                                                                  ==============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income and Equity Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

        The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER. The Government Securities Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. ORGANIZATIONAL COSTS. Costs incurred by the Government Securities Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period. During 1997 the Investment Manager assumed the amortization expense of $11,081 for organizational expenses.

        F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and Government Securities Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Spectrum Asset Management, Inc. ("Advisor"). The Investment Manager is solely responsible for the payment of these fees to the Adviser.

        In accordance with an Expense Limitation Agreement, with the Company, on behalf of the Government Securities Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all fund Operating Expenses exceed 1.65% of the average daily net assets of the Fund, and to reimburse the Government Securities Fund for any additional expenses that exceed this limit. This agreement may be terminated at any time by either party. In addition, from time to time, the Investment Manager and Adviser may voluntarily waive its management and sub-advisory fees, and/or absorb certain expenses for the Government Securities Fund.

        Pursuant to the Expense Limitation Agreement, the voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the year ended December 31, 1997 for the Government Securities Fund, $36,338 of management and sub-advisory fees were waived and $66,941 was reimbursed by the Investment Manager. These waived and reimbursed expenses may be subject to future recoupment by the Investment Manager

        Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager. As of December 31, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $366,181.

        For the year ended December 31, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $1,170 of commissions on sales of capital stock of the Government Securities Fund, after deducting $5,592 allowed to authorized distributors as commissions. PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Government Securities Fund have entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly-owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.

        The Company has adopted a plan of distribution, whereby the Government Securities Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1997, service fees totaled $9,536.

NOTE 4. PURCHASE AND SALES OF SECURITIES

        For the year ended December 31, 1997, the Government Securities Fund had aggregate cost of purchases and proceeds from sales of securities, other than short-term investments of $3,544,902 and $3,327,078 respectively. The cost of securities held is the same for Federal income tax and financial reporting purposes.

        Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $314,546 and $0 respectively. Net unrealized appreciation for tax purposes is $314,546.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)



                                                                For the year ended December 31,                   For the period
                                                     ---------------------------------------------------        February 8, 1993(3)
                                                        1997          1996          1995          1994      to December 31, 1993
                                                     ---------------------------------------------------    --------------------
PER SHARE OPERATING PERFORMANCE
    Net Asset Value, Beginning of Period             $    9.30     $   10.16     $    8.82     $    9.00               $    9.00
                                                     ---------------------------------------------------               ---------
    Income from Investment Operations
        Net investment income                             0.35          0.33          0.31          0.13                    0.07
        Net realized and unrealized gains (losses)
        on securities                                     0.71         (0.65)         1.53         (0.14)                  (0.04)
                                                     ---------------------------------------------------               ---------
    Total from investment operations                      1.06         (0.32)         1.84         (0.01)                   0.03
                                                     ---------------------------------------------------
    Less Distributions
        From net investment income                       (0.35)        (0.32)        (0.31)        (0.17)                  (0.03)
        From net capital gains                           (0.14)        (0.22)        (0.19)         0.00                    0.00
                                                     ---------------------------------------------------               ---------
    Total Distributions                                  (0.49)        (0.54)        (0.50)        (0.17)                  (0.03)
                                                     ---------------------------------------------------
Net Asset Value, End of Year                         $    9.87     $    9.30     $   10.16     $    8.82               $    9.00
                                                     ===================================================               =========

TOTAL INVESTMENT RETURN(4)                               11.72%        (3.15)%       20.32%        (0.15)%                  0.36%

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (000's)                  $   3,939     $   7,096     $   5,837     $   3,185               $   1,179
    Ratio of Expenses to Average Net Assets(1)            1.65%         1.66%         1.65%         1.60%                   1.38%(2)
    Ratio of Net Investment Income to
        Average Net Assets(1)                             3.36%         3.46%         3.75%         2.09%                   1.12%(2)
    Portfolio Turnover Rate                              68.52%        50.49%        57.85%        81.59%                 129.16%(2)
    Average Commission Per Share
        Paid on Equity Transactions                  $  0.0771     $  0.0770     $  0.0884          --                      --

--------------
(1) Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 3.51%, 2.95%,2.80%, 4.86% and 15.46% for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been 1.51%, (2.17%), (2.60%), (1.17%), and (12.95%) for the years 1997 through 1993 respectively.
(2) Annualized.
(3) Commencement of Operations.
(4) The Fund's Maximum sales charge is not included in the total return computation.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         REPORT OF INDEPENDENT AUDITORS


BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
GOVERNMENT SECURITIES FUND


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Government Securities Fund (one of the portfolios constituting Pacific Advisors Fund Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and for the period from February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government Securities Fund of Pacific Advisors Fund Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1997, 1996, 1995, and 1994 and the period from February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

    ERNST & YOUNG LLP


    Los Angeles, California
    January 23, 1998

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                                       13

                           PACIFIC ADVISORS FUND INC.

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND  SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    450 NEWPORT CENTER DRIVE, SUITE 420
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.